EXHIBIT 99.2

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2004-AR12
Mortgage Loans
Preliminary Collateral Information As of October 1, 2004

TOTAL CURRENT BALANCE:	1,467,002,445
TOTAL ORIGINAL BALANCE:	1,474,624,597

NUMBER OF LOANS:	2,866

			Minimum		Maximum
AVG CURRENT BALANCE:	$511,864.08		$52,166.54		$1,497,956.63
AVG ORIGINAL AMOUNT:	$514,523.59		$333,750.00		$1,500,000.00

WAVG GROSS COUPON:	4.085%		3.522%		5.032%
WAVG GROSS MARGIN:	2.563%		2.000%		3.510%
WAVG MAX INT RATE:	9.961%		9.950%		13.700%
WAVG PERIODIC RATE CAP:	0.000%		0.000%		0.000%
WAVG FIRST RATE CAP:	0.000%		0.000%		0.000%

WAVG ORIGINAL LTV:	70.16%		10.64%		90.00%

WAVG FICO SCORE:	724		620		813

WAVG ORIGINAL TERM:	366	months	360	months	480	months
WAVG REMAINING TERM:	363	months	355	months	477	months
WAVG SEASONING:	3	months	3	months	5	months

WAVG NEXT RATE RESET:	1	months	1	months	1	months
WAVG RATE ADJ FREQ:	1	months	1	months	1	months
WAVG FIRST RATE ADJ FREQ:	1	months	1	months	3	months

WAVG PREPAY TERM:	17	months	0	months	36	months

TOP STATE CONC ($):	67.69 % California, 3.71 % Florida, 3.34 % New York
MAXIMUM ZIP CODE CONC ($):	0.75% 94062

FIRST PAY DATE:			Jun 01, 2004	Aug 01, 2004
RATE CHG DATE:			Nov 01, 2004	Nov 01, 2004
MATURE DATE:			May 01, 2034		Jul 01, 2044

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
52,167 - 100,000	3	200,742.99	0.01
200,001 - 300,000	3	767,953.17	0.05
300,001 - 400,000	853	312,825,557.64	21.32
400,001 - 500,000	837	376,502,544.15	25.66
500,001 - 600,000	566	311,550,772.82	21.24
600,001 - 700,000	346	225,032,529.66	15.34
700,001 - 800,000	126	93,108,763.63	6.35
800,001 - 900,000	36	30,867,898.59	2.10
900,001 - 1,000,000	28	27,177,484.33	1.85
1,000,001 - 1,100,000	11	11,628,478.82	0.79
1,100,001 - 1,200,000	10	11,646,015.80	0.79
1,200,001 - 1,300,000	15	19,040,804.65	1.30
1,300,001 - 1,400,000	7	9,589,072.65	0.65
1,400,001 - 1,497,957	25	37,063,826.49	2.53
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3.522 - 3.750	123	60,921,767.16	4.15
3.751 - 4.000	1,000	501,307,603.97	34.17
4.001 - 4.250	1,359	715,584,322.04	48.78
4.251 - 4.500	346	172,852,483.50	11.78
4.501 - 4.750	26	11,829,703.66	0.81
4.751 - 5.000	9	3,280,083.71	0.22
5.001 - 5.032	3	1,226,481.35	0.08
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.000 - 2.000	31	15,824,156.98	1.08
2.001 - 2.250	101	49,572,523.19	3.38
2.251 - 2.500	1,122	568,636,455.84	38.76
2.501 - 2.750	1,254	658,216,521.20	44.87
2.751 - 3.000	324	160,222,908.56	10.92
3.001 - 3.250	22	10,023,314.56	0.68
3.251 - 3.500	11	4,156,128.49	0.28
3.501 - 3.510	1	350,436.57	0.02
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
9.950 - 10.000	2,764	1,409,660,330.40	96.09
10.001 - 10.250	60	41,603,914.76	2.84
10.251 - 10.500	32	11,948,404.15	0.81
10.501 - 10.750	8	2,913,751.30	0.20
13.501 - 13.700	2	876,044.78	0.06
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.000	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.000	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
110	95	49,009,226.53	3.34
125	2,771	1,417,993,218.86	96.66
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	2,726	1,394,090,429.13	95.03
480	140	72,912,016.26	4.97
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
355 - 360	2,726	1,394,090,429.13	95.03
> 360	140	72,912,016.26	4.97
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3 - 5	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 1	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	2,837	1,452,641,869.69	99.02
2	6	2,570,000.32	0.18
3	23	11,790,575.38	0.80
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
11/01/04	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cut-off Date	the Cut-off Date
10.64 - 15.00	1	583,670.95	0.04
15.01 - 20.00	1	997,728.10	0.07
20.01 - 25.00	5	4,307,085.44	0.29
25.01 - 30.00	8	4,100,548.29	0.28
30.01 - 35.00	11	6,686,138.46	0.46
35.01 - 40.00	31	19,701,902.53	1.34
40.01 - 45.00	45	26,436,540.68	1.80
45.01 - 50.00	84	50,392,847.33	3.44
50.01 - 55.00	121	67,701,716.91	4.61
55.01 - 60.00	160	99,921,018.11	6.81
60.01 - 65.00	209	130,678,541.31	8.91
65.01 - 70.00	293	142,656,322.22	9.72
70.01 - 75.00	673	333,553,000.70	22.74
75.01 - 80.00	1,208	572,385,088.98	39.02
80.01 - 85.00	3	1,425,856.86	0.10
85.01 - 90.00	13	5,474,438.52	0.37
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
620 - 620	5	2,877,994.28	0.20
621 - 640	21	9,235,413.08	0.63
641 - 660	81	39,152,571.82	2.67
661 - 680	183	91,011,104.79	6.20
681 - 700	565	291,899,418.79	19.90
701 - 720	549	276,424,048.02	18.84
721 - 740	488	253,728,212.52	17.30
741 - 760	483	244,611,608.11	16.67
761 - 780	319	171,639,090.98	11.70
781 - 800	149	75,062,971.18	5.12
801 - 813	23	11,360,011.82	0.77
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Reduced Documentation	1,949	1,015,947,108.65	69.25
Full Documentation	917	451,055,336.74	30.75
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	2,658	1,365,760,626.70	93.10
Second Home	171	87,863,441.64	5.99
Investor	37	13,378,377.05	0.91
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	2,518	1,297,495,817.97	88.45
Condominium	300	141,340,345.80	9.63
Two-Four Family	46	27,298,664.67	1.86
Co-op	1	439,000.36	0.03
Townhouse	1	428,616.59	0.03
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Purchase	1,324	659,930,779.14	44.98
Cash Out Refinance	1,211	636,563,927.54	43.39
Rate/Term Refinance	331	170,507,738.71	11.62
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Arizona	31	16,693,076.95	1.14
California	1,920	992,983,390.01	67.69
Colorado	54	28,533,006.01	1.94
Connecticut	36	19,294,954.84	1.32
Delaware	6	2,856,369.93	0.19
District of Columbia	12	6,874,174.38	0.47
Florida	106	54,356,020.20	3.71
Georgia	11	5,600,491.64	0.38
Idaho	1	391,089.85	0.03
Illinois	61	28,571,382.80	1.95
Indiana	3	1,747,672.17	0.12
Maryland	64	32,193,972.82	2.19
Massachusetts	80	39,887,972.90	2.72
Michigan	29	14,418,383.01	0.98
Minnesota	16	7,392,374.65	0.50
Missouri	1	574,715.33	0.04
Montana	2	1,096,050.13	0.07
Nevada	26	13,732,922.17	0.94
New Hampshire	4	1,897,303.13	0.13
New Jersey	78	40,856,012.11	2.78
New Mexico	1	478,829.67	0.03
New York	95	49,009,226.53	3.34
North Carolina	7	3,217,665.22	0.22
Ohio	6	2,916,435.59	0.20
Oregon	18	8,058,355.18	0.55
Pennsylvania	15	6,106,983.15	0.42
Rhode Island	3	1,317,178.65	0.09
South Carolina	11	6,167,000.96	0.42
Texas	17	8,287,283.18	0.56
Utah	6	2,740,044.65	0.19
Virginia	66	31,115,814.90	2.12
Washington	76	36,053,268.88	2.46
Wisconsin	4	1,583,023.80	0.11
Total	2,866	1,467,002,445.39	100.00